UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2008
MannKind Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50865 (Commission File Number)	13-3607736 (IRS Employer Identification No.)

28903 North Avenue Paine Valencia, California (Address of principal executive offices)	91355 (Zip Code)
Registrant’s telephone number, including area code: (661) 775-5300
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events
On September 16, 2008, MannKind Corporation issued a press release announcing results from a phase 3 clinical study of Technosphere® Insulin. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
On September 16, 2008, MannKind Corporation and Pfizer Inc. issued a joint press release announcing a collaboration to transition certain Exubera patients to MannKind’s Technosphere® Insulin therapy. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits.

Number	Description

99.1	Press Release of MannKind Corporation dated September 16, 2008, reporting MannKind’s results from a phase 3 clinical study of Technosphere® Insulin.

99.2	Press Release of MannKind Corporation and Pfizer Inc. dated September 16, 2008, announcing collaboration to transition certain Exubera patients to MannKind’s Technosphere® Insulin therapy.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANNKIND CORPORATION
By:	/s/ David Thomson
	Name:	David Thomson, Ph.D., J.D.
	Title:	Corporate Vice President, General Counsel and Secretary
Dated: September 16, 2008

EXHIBIT INDEX

Number	Description

99.1	Press Release of MannKind Corporation dated September 16, 2008, reporting MannKind’s results from a phase 3 clinical study of Technosphere® Insulin.

99.2	Press Release of MannKind Corporation and Pfizer Inc. dated September 16, 2008, announcing collaboration to transition certain Exubera patients to MannKind’s Technosphere® Insulin therapy.